===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): NOVEMBER 22, 1996
                              (NOVEMBER 13, 1996)

                         ------------------------------


                             JDN REALTY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

   MARYLAND                         1-12844                        58-1468053
(State or Other                 (Commission File               (I.R.S. Employer
Jurisdiction of                      Number)                    Identification)
Incorporation)

        3340 PEACHTREE ROAD, N.E.
        SUITE 1530
        ATLANTA, GEORGIA                                          30326
        (Address of Principal Executive Offices)                (Zip Code)

                                 (404) 262-3252
              (Registrant's Telephone Number, including Area Code)

===============================================================================

ITEM 5.  OTHER EVENTS.

                  On November 13, 1996, the Company entered into an underwriting agreement with Smith Barney Inc. and The Robinson-Humphrey Company, Inc. (collectively, the "Underwriters") relating to the sale by the Company to the Underwriters of 1,900,000 shares of the Company's common stock, $.01 par value per share (the "Common Stock"), at a price of $25.75 per share, which closed on November 19, 1996. The Company has granted the Underwriters a 30-day option to purchase up to 285,000 additional shares of Common Stock solely to cover over-allotments, if any. A registration statement relating to these securities has been filed with the Securities and Exchange Commission and was declared effective on May 11, 1995.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (C)      EXHIBITS.

  Exhibit No.                               Description
  -----------                               -----------
       1 Underwriting Agreement by and between the Company and Smith Barney Inc. and The Robinson-Humphrey Company, Inc.

       5 Opinion of Waller Lansden Dortch & Davis, A Professional Limited Liability Company

       23 Consent of Waller Lansden Dortch & Davis, A Professional Limited Liability Company (included in
                         Exhibit 5)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        JDN REALTY CORPORATION



                                        By:  /s/ William J. Kerley
                                             -----------------------
                                             William J. Kerley
                                             Chief Financial Officer


Date: November 21, 1996

                                 EXHIBIT INDEX

  Exhibit No.                             Description
  -----------                             -----------
       1 Underwriting Agreement by and between the Company and Smith Barney Inc. and The Robinson-Humphrey Company, Inc.

       5 Opinion of Waller Lansden Dortch & Davis, A Professional Limited Liability Company

       23 Consent of Waller Lansden Dortch & Davis, A Professional Limited Liability Company (included in
                         Exhibit 5)